Exhibit 99.1

July 27, 2010

EXPLORATION NEWS RELEASE

EL GALLO CONTINUES TO GROW

REGIONAL DRILLING ENCOUNTERS EARLY SUCCESS

TORONTO, ONTARIO (JULY 27, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce assay results for 15 new drill holes at the El Gallo project that were designed to increase the total number of ounces  beyond the initial NI 43-101 resource estimate released on July 6th. The best drill hole, which encountered two separate zones, returned 16.8 ounces of silver per ton (opt) over 78.6 feet (ft) [(576.9 grams per tonne (gpt) over 24.0 meters (m)] and 4.2 opt silver over 42.0 ft (142.3 gpt over 12.8 m).

Main Zone – Drilling Encounters New Mineralization

To date, the majority of the silver mineralization at El Gallo is hosted in the Main Zone. This is the company’s primary target for discovering additional ounces. Recent drilling was designed to expand the mineralization laterally to the south (Fig. 1, 3). Drill holes GAX-188 and GAX-196 extended the mineralization by 65 ft (20 m) and 165 ft (50 m), respectively. These two holes were drilled at opposite ends of the Main Zone, intersecting good silver values, which demonstrates potential for further expansion.

Delineation drilling in the east part of the Main Zone, designed to increase the total resource and the confidence level associated with the mineralization, intersected better than anticipated grades and widths. GAX-185 encountered two significant zones of mineralization, returning 16.8 opt over 78.6 ft (576.9 gpt over 24.0 m) and 4.2 opt silver over 42.0 ft (142.3 gpt over 12.8 m) (Fig. 1, 4). US Gold geologists believe there is potential to find additional ounces by better defining areas where mineralized structures intersect. Highlights are shown below:

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-185	16.8	78.6	180.8	259.4	576.9	24.0	55.1	79.1
Including	227.2	3.8	205.2	209.0	7,790.0	1.2	62.6	63.7
And	4.2	42.0	357.6	399.6	142.3	12.8	109.0	121.8
Including	83.1	1.0	389.3	390.3	2,850.0	0.3	118.7	119.0

GAX-186	3.3	49.7	403.1	452.8	112.9	15.2	122.9	138.0
Including	14.8	3.3	433.9	437.2	509.0	1.0	132.3	133.3

GAX-188	3.6	34.1	296.9	331.0	122.2	10.4	90.5	100.9
Including	11.4	3.3	300.2	303.5	390.0	1.0	91.5	92.5

GAX-196	5.5	9.2	90.9	100.1	187.8	2.8	27.7	30.5
And	19.7	5.6	361.9	367.5	673.9	1.7	110.3	112.0

GAX-199	3.2	46.8	4.9	51.7	109.2	14.3	1.5	15.8

Infill Drilling – North Zone

One new hole was completed in the North Zone in order to better define the mineralization (Fig. 1). The hole successfully met expectations. Highlights are shown below. Five additional holes have been completed approximately 165 ft (50 m) east of the current limits of the resource in order to further expand the mineralization. These holes will be released in August.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-175	12.2	4.6	78.7	83.3	414.0	1.4	24.0	25.4
And	3.0	19.7	124.7	144.4	104.3	6.0	38.0	44.0

Near Surface Low Grade Oxide Mineralization

During the second half of the year, US Gold will look to identify additional near surface areas containing lower grade mineralization that may be amenable to heap leach recovery. Three additional holes have encountered near surface oxide mineralization. Results are shown below. Metallurgical test work (column leach tests) on lower grade sulfide mineralization is on-going. Should these tests prove positive this mineralization will be incorporated into the year-end resource estimate.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-176	0.9	73.5	34.8	108.3	32.3	22.4	10.6	33.0

GAX-182	0.8	44.3	0.0	44.3	26.1	13.5	0.0	13.5

GAX-196	1.7	30.7	32.8	63.5	57.9	9.4	10.0	19.4

Regional Exploration Update

Las Milpas Prospect

US Gold’s regional exploration objective is to indentify mineralized areas that could be mined and hauled to an El Gallo process facility. US Gold controls approximately 540,000 acres of mineral rights surrounding El Gallo. Regional core drilling started in late spring and in addition to the new Southwest Zone at Palmarito, drilling has returned encouraging results at a prospect known as Las Milpas.

Las Milpas is located between Magistral and Palmarito and 9 miles (14 km) from El Gallo (Fig. 5). Four core holes were drilled with three of them intersecting shallow silver mineralization. Initial interpretations suggest the orientation of the mineralization is steeply dipping. Holes were spaced approximately 165 ft (50 m) apart. Three of the holes were drilled along strike and one was drilled to extend the mineralization at depth. Another 6 core holes will be drilled over the next two weeks. Highlights are shown below.

Imperial Measurement

Hole #	Silver	Zinc	Lead	Gold	Length	From	To
	(opt)	(%)	(%)	(opt)	(ft)	(ft)	(ft)

RVX001	2.6	1.7	0.6	0.01	31.8	38.2	70.0
Including	5.0	3.2	1.3	0.01	5.7	41.2	46.9

RVX002	4.1	1.0	1.2	—	4.4	315.0	319.4

RVX003	2.4	0.8	0.7	—	39.7	63.6	103.3

Metric Measurement

Hole #	Silver	Zinc	Lead	Gold	Length	From	To
	(gpt)	(%)	(%)	(gpt)	(m)	(m)	(m)

RVX001	90.5	1.7	0.6	0.2	9.7	11.7	21.4
Including	173.0	3.2	1.3	0.3	1.8	12.6	14.3

RVX002	138.9	1.0	1.2	0.1	1.4	96.0	97.4

RVX003	83.0	0.8	0.7	0.1	12.1	19.4	31.5

Geological Technical Description of El Gallo

El Gallo is a low-sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range which is part of a Cretaceous to Tertiary magmatic arc with volcanic and associated sedimentary rocks that extends for hundreds of miles through northwestern Mexico. Cretaceous-Tertiary volcanic and volcaniclastic rocks rest upon a basement of Paleozoic and Mesozoic sedimentary and metamorphic rocks.  Intrusives of Late Cretaceous and Tertiary age cut these rocks locally.  Regionally, these intrusives are dominated by the granitic Sinaloa Batholith. The El Gallo project is located near the margin of the Sinaloa Batholith.  Other shallow-level porphyritic intrusives also occur within the project area.  Silver mineralization is hosted in breccia and stockwork zones that occur primarily in the andesitic volcanic and intrusive rocks and to a lesser extent in quartz monzonite porphyry intrusive rocks. The shape of the mineralization has not yet been fully defined.

To view the 15 new core holes from El Gallo see Table 1. To view all 192 core holes drilled at El Gallo, please click: http://www.usgold.com/news/pdf/20090805_uxg_elgalloallholes.pdf

ABOUT US GOLD (www.usgold.com)

US Gold is a Colorado incorporated company that explores for gold and silver. It has an exciting silver discovery in Mexico that is rapidly expanding in size and it has completed a Preliminary Economic Assessment for building a gold mine in Nevada. US Gold has a strong treasury and is debt free.  US Gold’s goal is to qualify for inclusion in the S&P 500 within the next 5 years. The company’s shares are listed on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG, trading 1.2 million shares daily. US Gold’s shares are also included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by John Read, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball Senior Vice President Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Table 1. El Gallo Silver Project: Core Holes Assays	July 27, 2010

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-173	NSR	NSR	NSR	NSR	NSR	NSR	200°	-50°	211702	2842955

GAX-174	2.2	14.1	65.9	75.3	4.3	20.1	350°	-50°	211963	2843563

GAX-175	12.1	4.6	78.7	414.0	1.4	24.0	190°	-65°	211993	2843421
And	3.0	19.7	124.7	104.3	6.0	38.0

GAX-176	0.9	73.5	34.8	32.3	22.4	10.6	170°	-70°	212042	2843246

GAX182	0.8	44.3	0.0	26.1	13.5	0.0	290°	-45°	211811	2842978
And	4.3	5.2	180.8	117.8	1.6	55.1
And	7.2	2.5	367.8	247.0	0.8	112.1

GAX-183	2.2	3.3	351.7	75.7	1.0	107.2	350°	-75°	212442	2843233

GAX-184	3.9	4.1	642.1	133.0	1.3	194.5	170°	-50°	212318	2843171

GAX-185	1.6	18.5	60.0	53.4	5.7	18.3	350°	-45°	212314	2843202
And	16.8	78.6	180.8	576.9	24.0	55.1
Including	227.2	3.8	205.2	7,790.0	1.2	62.6
And	4.2	42.0	357.6	142.3	12.8	109.0
Including	83.1	1.0	389.3	2,850.0	0.3	118.7

GAX-186	3.1	6.2	46.3	107.0	1.9	14.1	170°	-60°	212309	2843302
And	3.3	49.7	403.1	112.9	15.2	122.9

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-187	NSR	NSR	NSR	NSR	NSR	NSR	350°	-60°	212308	2843305

GAX-188	3.6	34.1	296.9	122.2	10.4	90.5	350°	-75°	212346	2843162
Including	11.4	3.3	300.2	390.0	1.0	91.5

GAX-195	3.6	3.6	217.8	123.0	1.1	66.4	350°	-60°	212140	2843085

GAX-196	1.7	30.7	32.8	57.9	9.4	10.0	170°	-60°	211842	2843175

GAX-197	8.3	3.4	25.1	284.0	1.1	7.7	170°	-45°	211885	2843176

GAX-199	3.2	46.8	4.9	109.2	14.3	1.5	0°	-90°	211870	2843265

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

Figure 1

El Gallo - Plan View (Aerial) Map of Drill Hole Locations + Exploration Targets

July 27, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Outline of Resource Estimate July 06, 2010
New Core Holes July 2010
Jan 2009 - June 2010 Core Hole
Priority Drill Target
Topography Lines
North Zone
Main Zone
East
Southwest Zone
GAX174
GAX175
GAX187
GAX186
GAX183
GAX199
GAX176
GAX185
GAX196
GAX197
GAX188
GAX184
GAX195
GAX182
GAX173
0
100
200
Meters
N
0
300
600
Feet

US★GOLD

**Figure 2**

**El Gallo - Location of Cross Section From Figures 3 + 4**

July 27, 2010

Legend
Outline of Resource Estimate July 06, 2010
Core Hole Collar Location
Topography Lines
North Zone
Main Zone
East
Southwest Zone
Figure 4
Figure 3
211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
0
100
200
Meters
0
300
600
Feet
N

Figure 3

El Gallo Cross Section – Looking East (Section Number: NWSE South 26)

July 27, 2010

NW
Surface
SE
300 Elev
300 Elev
200 Elev
200 Elev
3.6 opt Ag / 34.1 ft
(122.2 gpt Ag / 10.4 m)
GAX154
GAX124
GAX152
GAX153
GAX188
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
July, 2010
Mineralization May Continue in This Direction
GAX-188 = Drill Hole ID
165 ft
50 m

Figure 4

El Gallo Cross Section – Looking East (Section Number: NWSE South 25)

July 27, 2010

NW
Surface
SE
300
Elev
300
Elev
16.8 opt Ag / 78.6 ft
(576.9 gpt Ag / 24 m)
4.2 opt Ag / 42.0 ft
(142.3 gpt Ag / 12.8 m)
200
Elev
200
Elev
GAX122
GAX185
GAX057
GAX146
GAX158
GAX192
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
July, 2010
Mineralization May Continue in
This Direction
GAX-185 = Drill Hole ID
165 ft
50 m

Figure 5

US Gold Project Locations - Mexico

July 27, 2010

Legend
US Gold Property
Third Party Claim
US Gold Exploration Project
0
5
Kilometers
0
3
Miles
N
El Gallo - Silver
Magistral - Gold
Palmarito - Silver
Las Milpas - Silver
190000
195000
200000
205000
210000
215000
220000
2845000
2840000
2835000
2830000